SEMI-ANNUAL REPORT (unaudited)

June 30, 2002

Mosaic Equity Trust

mm Mosaic Investors Fund

mm Mosaic Balanced Fund

mm Mosaic Mid-Cap Fund

mm Mosaic Foresight Fund

Letter to Shareholders

Stock market investors were tested this past six months with a bear market that marked its second year anniversary. The downtrend accelerated in June, which was the single worst month of this bear market to date, with stocks dropping sharply and broadly.

Well into the six-month period, at the end of May, the funds in Equity Trust were about even for the year. This was reflective of our overall bear market performance, and our ability to find relative safe havens. However, we were not immune to the broad sell-off in June.

Even with the June decline, our funds have held up quite well during this bear market. Our three-year annualized returns ending June 30, 2002 were positive for Balanced (1.20) and Foresight (.98), double-digit for Mid-Cap (12.04), and slightly negative for Investors (-1.63). Over this same three-year period, many stock investors saw major losses in their portfolios as the S&P 500 dropped a total of -25.07% and the Nasdaq plummeted -45.08%.

The fact is that the pendulum has swung to a pessimistic extreme. Remember it was three short years ago that optimism and greed drove the markets to all-time highs. Few complained about the excessive valuations in the stock market, as the sky was the limit. Many investors wanted more and more exposure to the technology sector as PEs exceeded 60, 70 and even 80 times earnings. Those same people today insist the world is coming to an end.

While not immune to the barrage of negative news, we do not agree with these doomsday sentiments. At times like these, it is more important than ever to focus on the discipline that has served us well for so many years. We believe that people in general, and the vast majority of those in corporate power, are ethical and honest. The fanfare that each corporate scandal receives is actually evidence of our society’s intolerance of these behaviors.

At times like these it is more important than ever to focus on the discipline that has served us well for so many years. We believe that this sell-off is creating the opportunity to purchase and hold some of the greatest companies in America at reasonable prices.

We are already seeing significant corrective action in corporate governance. Although volatility will likely persist with time, the markets should return to correlating with the generally positive economic reports and improving corporate earnings.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

The six-month period ended June 30, 2002 showed losses for all the funds in Equity Trust, but these drops were well below the major indices. Mid-Cap returned -4.78% for the six-month period; Balanced fell in value by -4.03%; Investors was down -7.68% and Foresight retreated -7.14%. Over the same period, the S&P 500 Index dropped -13.16%. All of the funds in Equity Trust handily outperformed their benchmarks and their peers in their appropriate Lipper categories.

Market in Review

The first half of 2002 saw an acceleration in the bear market, which passed its second year anniversary. Virtually all of the damage was concentrated in the second quarter, with the bulk of that in the month of June. The period began with great hopes, with the campaign in Afghanistan proceeding apace and the economy showing signs of recovery. In fact, on the economic front, the resilience was surprising, with strong productivity gains, low inflation, and the prospect of a nice lift in corporate revenues and profits.

However, not all the news was good, and the revelation of corporate malfeasance was particularly hard on the markets, as the Enron bankruptcy shook investor confidence early in the period. Investors’ pessimism was apparently justified as additional corporate scandals seemed to be in the headlines for the entire period. Coupled with a slowdown in growth in the second quarter, continued unrest in the Mideast, and routine flair-ups of terrorism fears, the markets showed deepening woes as the period wound into June.

Outlook

The stock market will likely continue to be volatile over the near-term as uncertainty persists. However, we do not subscribe to predictions that continued stock market weakness will derail an economic recovery. The remainder of 2002 should see gradually improving earnings, the start of a recovery in capital expenditures and improved corporate profits. The decline in stock prices has resulted in opportunities that were previously less compelling due to lofty market P/Es. We will benefit from the chance to consider high quality companies that have been too richly priced in the recent past.

We believe that patient investors who hold stocks of firms with straightforward accounting practices, a history of consistent earnings and strong balance sheets will be rewarded.

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust in 2002?

This past six months continued to try stock investors, as the promise of an improving economy was buried by the market’s drop. While it is difficult to celebrate relative performance, we are pleased that our funds all held up better than the overall market. Seeking companies that we feel can retain their profitability in tough conditions is a fundamental part of our strategy. Only in the final month of the six-month period did the market’s retreat broaden to the extent that virtually all companies and sectors were affected. In such an environment, holders of diversified portfolios participate in the market’s fall, regardless of the portfolio quality.

Mosaic Investors

How did the fund perform for the first six months of 2002?

Overall, the fund was relatively strong, even with its -7.68% drop. This return was well ahead of the broader market (S&P 500 down -13.16%), and considerably stronger than its Lipper Large-Cap Core peer group, which showed an average loss of -12.36%. Much of this performance advantage was achieved during the first five months of the period, during which the portfolio held up extremely well in the face of a continued market downdraft.

Did you make any significant changes to the portfolio since December 31, 2001?

Although some changes were made, the portfolio continues to feature most of the same companies and sectors we liked at the beginning of the year. Some of these changes reflect our sell discipline, which has a valuation constraint. As a company rises in price, our risk assessment can shift as we begin to see less upside potential. Rather than sell outright, we will often cut the position, taking profits while still holding a stake in a company that we like. This was the reasoning behind our sale of a portion of our Liz Claiborne holdings. One addition to the portfolio was Household International. Household International is the largest consumer finance company in the U.S. Products include private-label credit cards, home equity and other secured lending as well as some unsecured lending. In the healthcare area, we sold Abbott Labs on valuation concerns. Early in the period we sold our remaining holdings in the telecommunications sector, anticipating the further woes that have since come to prominence. On the other hand, lower prices made it possible for us to add two high-quality technology companies: Check Point Software and Microsoft.

What holdings were the strongest contributors to fund performance?

We had a number of positive contributors to performance, keeping in mind that a stock that was even for the first six months was some 13% ahead of the overall market. Investors was overweighted in financials, which were particularly strong in the first half of the period. These results were led by specialty insurer Markel and mortgage insurance provided MGIC. Our bank stocks, Wells Fargo and U.S. Bancorp, benefited from the favorable interest rate environment. We received a relative boost in performance from our low exposure to telecommunications and technology companies, which continued to lead the market lower over the first half of 2002.

What holdings were the largest constraints on performance?

Among the hardest hit sectors in the market were technology and telecommunications. Early in the period we sold our holdings in WorldCom based on deteriorating fundamentals, and before corporate accounting scandals were revealed. Healthcare, typically a sector that holds up well in tough markets, was not a safe haven this period, as our holdings in Bristol-Myers Squibb and Johnson & Johnson dropped due to drug related issues. In the financial sector, Stilwell, the parent company of Janus Funds, continued to show weakness in the wake of a bear market that has been particularly hard on that fund group’s aggressive style of investing.

FUND-AT-A-GLANCE
Objective: Mosaic Investors seeks long-term capital appreciation through investments in large-growth companies. Net Assets: $30.5 million Date of Inception: November 1, 1978 Ticker: MINVX

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2002
FOR MOSAIC INVESTORS

% of net assets
Wells Fargo Co.	4.83%
Viacom	4.47%
Freddie Mac	4.04%
US Bancorp	4.01%
McDonald’s Corp.	3.76%
MGIC Investment Corp.	3.71%
Pfizer, Inc.	3.66%
Mercury General Corp.	3.46%
Dover Corporation	3.41%
Comcast Corp.	3.35%

Mosaic Balanced

How did Mosaic Balanced perform for the six-month period?

Mosaic Balanced returned -5.01% for the six months, with the bond portfolio helping to support the broad drop in stock valuations. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, dipped -6.04%.

Did you make any significant changes to the portfolio since December 31, 2001?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as previously discussed. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 58.7% stocks and finished the period at 59.0% in stocks. While we don’t attempt to time the market in Balanced by making major asset class bets, the allocation does reflect the relative strength in the bond market. Bonds continued to outperform the major stock indices, boosting that area’s allocation in the portfolio, while we continued to be cautious regarding valuation and risk in the equity markets.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced significantly outperformed a dismal market, but were still negative for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

For the first six months of 2002, the mix of bonds in your fund held their value. Government bonds outperformed corporate bonds, which suffered the same drop in confidence that hurt the stock market. Although not a large percentage of our bond holdings, our WorldCom bonds were sold at a loss in the wake of the revelations of corporate fraud. One of the attractions of a balanced fund is the dampening of volatility that bond holdings can provide. The bond holdings in Mosaic Balanced, which hovered around the 40% of asset level, achieved this goal, as the fund held up well, considering the downdraft on the stock side of the ledger. The Fund continued to hold a heavier weight in corporate bonds than in government bonds. We believe corporate bonds will outperform in a period of economic and stock market recovery.

FUND-AT-A-GLANCE
Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.

Net Assets: $22.3 million

Date of Inception: December 18, 1986

Ticker: BHBFX

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF
JUNE 30, 2002 FOR MOSAIC BALANCED

Top Five Stock Holdings (59.0% of net assets in stocks)	% of net assets
Wells Fargo Co	3.19%
Viacom	2.91%
US Bancorp	2.63%
McDonald’s Corp	2.55%
Freddie Mac	2.43%
Top Five Fixed Income Holdings (34.4% of net assets in fixed income)
Fannie Mae, 6.375%, 11/15/03	3.56%
Freddie Mac, 7.375%, 5/15/03	2.85%
Cardinal Health Inc, 6.25%, 7/15/08	1.85%
Fannie Mae, 6.48%, 12/24/07	1.84%
Gannett, Inc., 4.95%, 4/1/05	1.56%

Mosaic Mid-Cap

How would you characterize the performance of Mosaic Mid-Cap so far in 2002?

Mosaic Mid-Cap has demonstrated remarkable strength through the bulk of this bear market. For the first time since we began managing the fund in late 1996, we are reporting a negative six-month period, with a total return of -4.78% for the first six months of 2002. This is considerably better than the overall market, and the fund’s peers. The Lipper Mid-Cap Core Index dropped -7.31% for the same period. However, investors in the fund retain a positive one-year return of 2.32% and a three-year annualized return of 12.04%.

Did you make any significant additions to the portfolio since December 31, 2001?

The basic composition of the portfolio in terms of sectors has remained stable through the period, with our heaviest weightings in financial and consumer sectors, while underweighting technology and telecommunications. As always, these are not top-down sector bets, but a result of our bottom-up stock-by-stock analysis of growth and valuation characteristics. Within these sectors, we saw some rotation of names, as we continually evaluate our holdings and alternatives. In the financial area, insurer White Mountains rose to the second largest holding in the portfolio by the end of the period. White Mountains is run by Jack Byrne, one of the most experienced executives in the insurance business. He has a long history of making money for shareholders going back to the days when he turned GEICO around for Warren Buffett. We also added Charter One Financial, a regional bank holding company that is in the process of transforming itself from a retail, mortgage-driven savings and loan. This low-cost provider with above-average profitability metrics should be awarded a higher multiple as the transition is proven to be successful. The market retreat gives us some opportunities to buy top-tier companies that might otherwise not meet our valuation constraints. A case in point was our purchase of Check Point Software, a leader in network security software. Among the sales in the portfolio was Interpublic Group. We became increasingly concerned about this advertising firm’s mounting debt levels and decreasing cash flow generation. We also sold Telephone and Data Services. The majority of TDS’s value is derived from its majority interest in US Cellular. Signs that cellular companies might be facing pricing pressures began to emerge and we were concerned that intense price competition among providers could hurt the company’s valuation.

What holdings were the strongest contributors to fund performance?

For the six months, the fund’s out-performance came from a combination of stock selection, overweighting in the financial sector, and underweighting in technology. Markel, the speciality insurer, and our number one holding, continued to be a strong performer for the fund. Scripp’s, a long-time holding, was particularly strong in the early part of the year, as cash flow from its core newspaper and TV businesses fueled expansion in its cable television offerings. In the second quarter, we had strong showings in the consumer area with Liz Claiborne, YUM brands, and Jack in the Box, the latter of which we sold at a profit based on our valuation assessments.

What holdings were the largest constraints on performance?

As previously mentioned, the market retreat at the end of the period was fierce and broad, and hit us across all sectors. Normally defensive stocks, such as grocers and pharmaceuticals, were down sharply, and our holdings in Kroger dropped as the company revealed the ill effects of increased competition and a weaker economy. In the financial sector, Stilwell and A.G. Edwards, suffered, since their prospects are tied to a healthy stock market.

FUND-AT-A-GLANCE
Objective: Mosaic Mid-Cap seeks long-term capital appreciation through the investment in mid-sized growth companies. Net Assets: $22.9 million Date of Inception: July 21, 1983 Ticker: GTSGX

TOP TEN STOCK HOLDINGS AS OF JUNE  30, 2002
FOR MOSAIC MID-CAP

% of net assets
Markel Corp.	4.86%
White Mountains Insurance	4.50%
Odyssey Reinsurance	4.18%
Expeditors Intl WA	3.76%
Charter One Financial	3.63%
Toys R Us	3.60%
Mercury General Corp	3.14%
Office Depot, Inc.	3.12%
Ethan Allen Interiors	3.11%
Edwards Lifesciences	3.04%

Mosaic Foresight Fund

An interview with Foresight manager and Madison Investment Advisors’ founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

One of our goals is to protect shareholders from major downdrafts in the market, and still have a stake in market rallies. Our return for the six months of -7.14% reflects our transition from a preservation mode to a participatory mode. This return is not cause for celebration, even though it is well ahead of the market indices. But picking market tops and bottoms is never an exact science. We shifted the fund up to 63% stocks at the end of the period from the 30% held at the beginning of the period. In doing so, we caught some of the market’s drop in the second quarter. However, we like the valuations we are getting on stock purchases, and we feel confident that the fund is now poised to take advantage of any subsequent rallies.

Did you make any significant changes to the portfolio since December 31, 2001?

In Foresight, there are two important areas subject to change: allocation among stocks, bonds and cash, and stock holdings. We began the period in a defensive posture with close to 70% of the portfolio in fixed-income products.

Over the course of the period, as the stock market swooned, we were actively looking for entry points to take advantage of a top-to-bottom market drop that was pushing 40%. We added to our holdings in the financial and healthcare areas, with Washington Mutual and Morgan Stanley taking on the second and third largest positions among our stock holdings. On the healthcare side, Pfizer and Merck were the largest holdings at the end of the six-month period. With over 60% of the fund invested in the stock market, we begin the second half of the year better positioned to take advantage of any sustained recovery. At the same time, we hold significant reserves, and are prepared to deploy them if either valuations are driven lower, or if we see convincing signs of a reinvigorated market.

FUND-AT-A-GLANCE
Objective: Mosaic Foresight seeks long-term capital appreciation through investments in large-growth companies while pursuing capital preservation through active management of market exposure.

Net Assets: $4.4 million

Date of Inception: December 31, 1997

Ticker: GEWWX

TOP FIVE STOCK HOLDINGS AS OF JUNE 30, 2002
FOR MOSAIC FORESIGHT

(63.4% of net assets in stocks)	% of net assets
MGIC Investment Corp.	4.96%
Washington Mutual Insurance	4.10%
Morgan Stanley Dean Witter	3.88%
Pfizer, Inc.	3.61%
Merck & Co., Inc.	3.42%

Investors Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 91.8% of net assets
BANKS: 8.8%
US Bancorp	52,000	$1,214,200
Wells Fargo Co	29,235	1,463,504
CONSUMER DISCRETIONARY: 23.5%
Comcast Corp*	42,630	1,016,299
Liberty Media Corp	91,260	912,600
Liz Claiborne	25,930	824,574
McDonald’s Corp	40,000	1,138,000
Scripps, Co	13,000	1,001,000
Target Corp	23,835	908,113
Viacom*	30,490	1,352,841
CONSUMER STAPLES: 7.9%
Kraft Foods	17,540	718,263
Kroger Company*	47,080	936,892
Safeway, Inc*	26,055	760,545
FINANCIAL SERVICES: 15.6%
Freddie Mac	20,000	1,224,000
Household International	17,995	894,352
MBNA Corp	30,000	992,100
Morgan Stanley Dean Witter	21,000	904,680
Stilwell Financial, Inc	41,300	751,660
HEALTHCARE: 12.3%
Bristol-Myers Squibb	39,310	1,010,267
Johnson & Johnson	14,785	772,664
Merck & Co, Inc	16,765	848,980
Pfizer, Inc	31,670	1,108,450
INDUSTRIAL: 3.4%
Dover Corp	29,500	1,032,500
INSURANCE: 9.9%
MGIC Investment Corp	16,595	1,125,141
Markel Corp*	4,250	837,250
Mercury General Corp	21,630	1,049,055
MATERIALS: 2.0%
Martin Marietta Materials	15,580	607,620
TECHNOLOGY: 8.4%
American Power Conversion*	77,260	975,794
Check Point Software*	46,730	633,659
Microsoft Corp*	17,290	945,763
m TOTAL COMMON STOCKS (cost $28,090,359)		$27,960,766
REPURCHASE AGREEMENT: 7.6% of net assets
Morgan Stanley Dean Witter and Company issued 6/28/02 at 1.7%, due 7/1/02, collateralized by $2,349,728 in United States Treasury Notes due 11/15/07. Proceeds at maturity are $2,303,326 (cost $2,303,000)		2,303,000
m TOTAL INVESTMENTS: m 99.4% of net assets (cost $30,393,359)		$30,263,766
CASH AND RECEIVABLES LESS LIABILITIES: 0.6% of net assets		190,197
NET ASSETS: 100%		$30,453,963

*Non-income producing

Balanced Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 59.0% of net assets
BANKS: 5.8%
US Bancorp	24,977	$583,213
Wells Fargo Co	14,165	709,100
CONSUMER DISCRETIONARY: 15.2%
Comcast Corp*	20,055	478,111
Liberty Media Corp	42,920	429,200
Liz Claiborne	12,090	384,462
McDonald’s Corp	19,935	567,151
Scripps, Co	5,840	449,680
Target Corp	11,080	422,148
Viacom*	14,560	646,027
CONSUMER STAPLES: 5.2%
Kraft Foods	8,335	341,318
Kroger Company*	23,500	467,650
Safeway, Inc*	11,620	339,188
FINANCIAL SERVICES: 9.7%
Freddie Mac	8,800	538,560
Household International	8,390	416,983
MBNA Corp	13,690	452,728
Morgan Stanley Dean Witter	9,715	418,522
Stilwell Financial, Inc	18,660	339,612
HEALTHCARE: 7.9%
Bristol-Myers Squibb	18,370	472,109
Johnson & Johnson	6,800	355,368
Merck & Co, Inc	7,940	402,082
Pfizer, Inc	14,920	522,200
INDUSTRIAL: 2.1%
Dover Corp	13,240	463,400
INSURANCE: 6.4%
MGIC Investment Corp	7,935	537,993
Markel Corp*	1,990	392,030
Mercury General Corp	10,330	501,005
MATERIALS: 1.3%
Martin Marietta Materials	7,695	300,105
TECHNOLOGY: 5.4%
American Power Conversion*	35,960	454,175
Check Point Software*	21,640	293,438
Microsoft Corp*	8,135	444,985
m TOTAL COMMON STOCKS (cost $13,066,184)		$13,122,543
	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 34.4% of net assets
OIL: 0.9%
Marathon Oil Corp, 5.375%, 6/1/07	$200,000	$201,187
CONSUMER STAPLES: 1.1%
Coca-Cola Enterprise, 5.25%, 5/15/07	250,000	255,838
FINANCIALS: 10.5%
Associates Corp, 5.75%, 11/1/03	325,000	337,796
Ford Motor Credit, 6.875%, 2/1/06	325,000	332,758
GMAC, 5.75%, 11/10/03	330,000	338,417
Goldman Sachs, 7.35%, 10/1/09	230,000	246,346
Household Finance, 7.875%, 3/1/07	$300,000	320,283
Intl Lease Finance, 8.375%, 12/15/04	315,000	344,984
Cardinal Health Inc, 6.25%, 7/15/08	390,000	411,500
TRANSPORTATION, ROAD & RAIL: 1.2%
Norfolk Southern Corp, 7.35%, 5/15/07	250,000	275,051
RETAILERS-APPAREL: 1.4%
Kohls Corp 6.7%, 2/1/06	280,000	302,155
INDUSTRIAL: 5.5%
Daimler Chrysler, 7.2%, 9/1/09	250,000	261,284
Gannett, Inc, 4.95%, 4/1/05	340,000	347,088
Lowes Companies, 8.25%, 6/1/10	250,000	286,513
Target Corp, 7.5%, 2/15/05	300,000	327,940
TECHNOLOGY: 2.6%
Computer Sciences, 7.5%, 8/8/05	255,000	277,935
Lexmark Intl, 6.75%, 5/15/08	290,000	302,441
TELECOMMUNICATIONS: 0.7%
SBC Communication, 5.75%, 5/2/06	150,000	155,133
US Treasury & Agency Obligations: 10.5%
Freddie Mac, 7.375%, 5/15/03	$605,000	$632,165
Fannie Mae, 6.375%, 11/15/03	750,000	789,721
Fannie Mae, 7.25%, 12/24/07	400,000	407,696
Fannie Mae, 7.25%, 1/15/10	300,000	340,532
US Treasury Notes, 6.25%, 8/31/02	170,000	171,337
m TOTAL DEBT INSTRUMENTS (cost $7,354,813)		$7,666,100
REPURCHASE AGREEMENT: 5.9% of net assets
Morgan Stanley Dean Witter and Company issued 6/28/02 at 1.7%, due 7/1/02, collateralized by $1,350,864 in United States Treasury Notes due 11/15/07. Proceeds at maturity are $1,324,188 (cost $1,324,000)		1,324,000
m TOTAL INVESTMENTS: 99.3% of net assets m (cost $21,744,997)		$22,112,643
CASH AND RECEIVABLES LESS LIABILITIES: 0.7% of net assets		165,889
NET ASSETS: 100%		$22,278,532

*Non-income producing

Mid-Cap Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 83.4% of net assets
BANKS: 6.2%
Charter One Financial	24,170	$830,965
Southtrust Corp	22,905	598,279
CONSUMER DISCRETIONARY: 22.3%
Ethan Allen Interiors	20,380	710,243
Liberty Media Corp	59,780	597,800
Liz Claiborne	21,260	676,068
Mohawk Industries, Inc*	11,265	693,135
Office Depot, Inc*	42,440	712,992
Scripps, Co	5,920	455,840
Toys R Us*	47,175	824,147
Tricon Global Restaurant*	14,910	436,117
CONSUMER STAPLES: 2.5%
Kroger Company*	29,390	584,861
FINANCIAL SERVICES: 7.3%
A.G. Edwards Inc	14,825	576,248
Household International	12,995	645,852
Stilwell Financial, Inc	24,495	445,809
HEALTHCARE: 7.2%
Apogent Technologies*	26,500	545,105
Dentsply International, Inc	10,817	399,255
Edwards Lifesciences Co*	29,925	694,260
INDUSTRIAL: 8.8%
Dover Corporation	19,055	666,925
Expeditors International of Washington, Inc	25,900	858,844
Valassis Communications, Inc*	13,305	485,633
INSURANCE: 19.3%
MGIC Investment Corp	8,915	604,437
Markel Corp*	5,645	1,112,065
Mercury General Corp	14,800	717,800
Odyssey Reinsurance Holdings	55,000	956,450
White Mountains Insurance	3,250	1,028,625
MATERIALS: 2.9%
Martin Marietta Materials	17,280	673,920
TECHNOLOGY: 6.9%
American Power Conversion*	41,335	522,061
Check Point Software*	34,385	466,261
Kemet Corp*	32,640	582,950
m TOTAL COMMON STOCKS (cost $17,818,117)		$19,102,947
REPURCHASE AGREEMENT: 11.4% of net assets
Morgan Stanley Dean Witter and Company issued 6/28/02 at 1.7%, due 7/1/02, collateralized by $2,654,795 in United States Treasury Notes due 11/15/07. Proceeds at maturity are $2,602,369 (cost $2,602,000)		2,602,000
m TOTAL INVESTMENTS: m 94.8% of net assets (cost $20,420,117)		$21,704,947
CASH AND RECEIVABLES LESS LIABILITIES: 5.2% of net assets		1,197,346
NET ASSETS: 100%		$22,902,293

*Non-income producing

Foresight Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 63.4% of net assets
BANKS: 5.3%
Marshall & Isley Co	4,000	$121,680
Southtrust Corp	4,240	110,749
CONSUMER DISCRETIONARY: 7.8%
Comcast Corp*	4,855	115,743
Liberty Media Corp	11,185	111,850
Liz Claiborne	3,610	114,798
CONSUMER STAPLES: 5.9%
Kroger Company*	7,230	143,877
Safeway, Inc*	3,885	113,403
FINANCIAL SERVICES: 8.8%
Freddie Mac	1,500	91,800
Morgan Stanley Dean Witter	3,960	170,597
Stilwell Financial, Inc	6,720	122,304
HEALTHCARE: 13.0%
Bristol-Myers Squibb	5,850	150,345
Edwards Lifesciences, Inc*	5,065	117,508
Merck & Co, Inc	2,970	150,401
Pfizer, Inc.	4,535	158,725
INDUSTRIAL: 4.0%
Dover Corp	2,650	92,750
Midwest Express Holdings*	6,185	81,642
INSURANCE: 11.9%
MBIA Inc	2,250	127,192
MGIC Investment Corp	3,215	217,977
Washington Mutual Ins	4,855	180,169
TECHNOLOGY: 3.5%
American Power Conversion*	10,715	135,330
Check Point Software*	6,705	90,920
Cisco Systems, Inc*	3,940	54,963
Tellabs Inc*	1,855	11,724
m TOTAL COMMON STOCKS (cost $2,958,691)		$2,786,447
	NUMBER OF SHARES	VALUE
EXCHANGE TRADED FUNDS: 2.1% of net assets (cost $113,960)
Nasdaq-100 Index Tracking*	3,500	$91,245
	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.4% of net assets
Federal Home Loan Bank, 1.70%, 7/24/02	$500,000	$499,455
Freddie Mac, 1.74%, 8/15/02	500,000	498,938
Fannie Mae, 1.74%, 7/12/02	250,000	249,870
m TOTAL U.S. GOVERNMENT AGENCY m OBLIGATIONS (cost $1,248,168)		$1,248,263
REPURCHASE AGREEMENT: 6.0% of net assets
Morgan Stanley Dean Witter and Company issued 6/28/02 at 1.7%, due 7/1/02, collateralized by $273,438 in United States Treasury Notes due 11/15/07. Proceeds at maturity are $268,038. (cost $268,000)		268,000
m TOTAL INVESTMENTS: m 99.9% of net assets (cost $4,588,819)		$4,393,955
CASH AND RECEIVABLES: 0.1% of net assets		2,403
NET ASSETS: 100%		$4,396,358

*Non-income producing

Statements of Assets and Liabilities (unaudited)

June 30, 2002

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
m Investment securities*	$27,960,766	$20,788,643	$19,102,947	$4,125,955
m Repurchase agreements	2,303,000	1,324,000	2,602,000	268,000
m Total investments	30,263,766	22,112,643	21,704,947	4,393,955
Cash	7,085	2,221	1,414	222
Receivables
m Investment securities sold	--	44,225	1,150,597	--
m Dividends and interest	26,113	124,383	10,380	2,181
m Capital shares sold	173,432	1,332	34,955	--
Total assets	$30,470,396	$22,284,804	$22,902,293	$4,396,358
LIABILITIES
Payables
m Dividends	--	5,347	--	--
m Capital shares redeemed	16,433	925	--	--
Total liabilities	$16,433	$6,272	--	--
NET ASSETS (Note 7)	$30,453,963	$22,278,532	$22,902,293	$4,396,358
CAPITAL SHARES OUTSTANDING	1,772,261	1,321,994	2,395,866	375,606
NET ASSET VALUE PER SHARE	$ 0000,17.18	$ 0000,16.85	$ 0000,9.56	$ 0000,11.70
*INVESTMENT SECURITIES, AT COST	$28,090,359	$20,420,997	$17,818,117	$4,320,819

Statements of Operations (unaudited)

For the six-months ended June 30, 2002

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
m Interest income	$33,576	$236,557	$23,618	$23,507
m Dividend income	146,706	70,408	53,759	8,507
Total investment income	180,282	306,965	77,377	32,014
EXPENSES (Notes 3 and 5)
m Investment advisory fees	117,442	85,902	73,121	16,832
m Other expenses	62,636	51,541	48,747	11,222
Total expenses	180,078	137,443	121,868	28,054
NET INVESTMENT INCOME	$204	$169,522	$(44,491)	$3,960
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
m Net realized loss on investments	(22,243)	(323,103)	(274,251)	(3,145)
m Change in net unrealized depreciation of investments	(2,486,998)	(1,017,740)	(900,410)	(328,217)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	$(2,509,241)	$(1,340,843)	$(1,174,661)	$(331,362)
TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,509,037)	$(1,171,321)	$(1,219,152)	$(327,402)

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
m Net investment income	$204	$75,257	$169,522	$406,964
m Net realized loss on investments	(22,243)	(1,078,295)	(323,103)	(525,686)
m Change in net unrealized appreciation (depreciation) of investments	(2,486,998)	312,321	(1,017,740)	365,450
Total increase (decrease) in net assets resulting from operations	(2,509,037)	(690,717)	(1,171,321)	246,728
DISTRIBUTIONS TO SHAREHOLDERS
m From net investment income	--	(83,935)	(169,711)	(406,964)
m From net capital gains	--	(1,440,392)	--	(865,074)
Total distributions	--	(1,524,327)	(169,711)	(1,272,038)
CAPITAL SHARE TRANSACTIONS (Note 8)	2,436,523	5,260,455	763,279	2,100,771
TOTAL INCREASE (DECREASE) IN NET ASSETS	$(72,514)	$3,045,411	$(577,753)	$1,075,461
NET ASSETS
Beginning of period	$30,526,477	$27,481,066	$22,856,285	$21,780,824
End of period (including accumulated undistributed net investment income of $204 and $0, respectively for the Investors Fund and $0 and $189, respectively for the Balanced Fund)	$30,453,963	$30,526,477	$22,278,532	$22,856,285

	Mid-Cap Fund		Foresight Fund
	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
m Net investment income	$(44,491)	$9,367	$3,960	$47,536
m Net realized gain (loss) on investments	(274,251)	433,673	(3,145)	(74,697)
m Change in net unrealized appreciation (depreciation) of investments	(900,410)	1,110,944	(328,217)	(41,905)
Total increase (decrease) in net assets resulting from operations	(1,219,152)	1,553,984	(327,402)	(69,066)
DISTRIBUTIONS TO SHAREHOLDERS
m From net investment income	--	(11,854)	--	(105,188)
m From net capital gains	--	(826,352)	--	--
Total distributions	--	(838,206)	--	(105,188)
CAPITAL SHARE TRANSACTIONS (Note 8)	11,084,627	3,219,655	413,764	1,626,726
TOTAL INCREASE IN NET ASSETS	$9,865,475	$3,935,433	$86,362	$1,452,472
NET ASSETS
Beginning of period	$13,036,818	$9,101,385	$4,309,996	$2,857,524
End of period (including accumulated undistributed net investment income of $0 and $0, respectively for the Mid-Cap Fund and $3,960 and $0, respectively for the Foresight Fund)	$22,902,293	$13,036,818	$4,396,358	$4,309,996

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six Months Ended June 30,	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value beginning of period	$18.61	$20.06	$21.10	$24.26	$22.37
Investment operations:
m Net investment income (loss)	.--	0.04	0.01	(0.01)	0.04
m Net realized and unrealized gain (loss) on investments	(1.43)	(0.54)	2.28	1.21	4.13
Total from investment operations	(1.43)	(0.50)	2.29	1.20	4.17
m Less distributions:
mm From net investment income	.--	(0.05)	(0.01)	.--	(0.04)
mm From net capital gains	.--	(0.90)	(3.32)	(4.36)	(2.24)
Total distributions	.--	(0.95)	(3.33)	(4.36)	(2.28)
Net asset value, end of period	$17.18	$18.61	$20.06	$21.10	$24.26
Total return (%)	(7.68)	(2.52)	10.84	5.06	18.66
Ratios and supplemental data
Net assets, end of period (in thousands)	$30,454	$30,526	$27,481	$29,326	$29,528
m Ratio of expenses to average net assets (%)	1.13[1]	1.15	1.15	1.15	1.16
m Ratio of net investment income (loss) to average net assets (%)	0.00[1]	0.26	0.05	(0.03)	0.17
m Portfolio turnover (%)	.18	.63	.81	.74	.85

1 Annualized.

BALANCED FUND

	(unaudited) Six Months Ended June 30,	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value beginning of period	$17.87	$18.68	$18.95	$20.47	$19.48
Investment operations:
m Net investment income	0.13	0.33	0.33	0.33	0.37
m Net realized and unrealized gain (loss) on investments	(1.02)	(0.12)	1.69	0.31	2.56
Total from investment operations	(0.89)	0.21	2.02	0.64	2.93
m Less distributions:
mm From net investment income	(0.13)	(0.33)	(0.33)	(0.33)	(0.37)
mm From net capital gains	.--	(0.69)	(1.96)	(1.83)	(1.57)
Total distributions	(0.13)	(1.02)	(2.29)	(2.16)	(1.94)
Net asset value, end of period	$16.85	$17.87	$18.68	$18.95	$20.47
Total return (%)	(5.01)	1.17	10.79	3.14	15.15
Ratios and supplemental data
Net assets, end of period (in thousands)	$22,279	$22,856	$21,781	$25,326	$24,735
m Ratio of expenses to average net assets (%)	1.18[1]	1.20	1.20	1.20	1.20
m Ratio of net investment income to average net assets (%)	1.46[1]	1.81	1.70	1.57	1.83
m Portfolio turnover (%)	.16	.60	.66	.55	.94

1 Annualized.

MID-CAP FUND

	(unaudited) Six Months Ended June 30,	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value beginning of period	$10.04	$9.36	$9.57	$8.74	$9.25
Investment operations:
m Net investment income (loss)	(0.02)	0.01	0.04	.--	(0.01)
m Net realized and unrealized gain (loss) on investments	(0.46)	1.40	1.74	0.83	0.64
Total from investment operations	(0.48)	1.41	1.78	0.83	0.63
m Less distributions:
mm From net investment income	.--	(0.01)	(0.04)	.--	.--
mm From net capital gains	.--	(0.72)	(1.95)	.--	(1.14)
Total distributions	.--	(0.73)	(1.99)	.--	(1.14)
Net asset value, end of period	$9.56	$10.04	$9.36	$9.57	$8.74
Total return (%)	(4.78)	15.32	18.46	9.50	6.81
Ratios and supplemental data
Net assets, end of period (in thousands)	$22,902	$13,037	$9,101	$8,789	$10,207
m Ratio of expenses to average net assets (%)	1.23[1]	1.25	1.25	1.25	1.26
m Ratio of net investment income to average net assets (%)	(0.45)[1]	0.09	0.38	(0.03)	(0.09)
m Portfolio turnover (%)	.18	.47	.75	.65	.88

1 Annualized.

FORESIGHT FUND

	(unaudited) Six Months Ended June 30,	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value beginning of period	$12.60	$13.41	$11.46	$11.95	$10.46
Investment operations:
m Net investment income (loss)	0.01	0.15	0.27	0.37	0.22
m Net realized and unrealized gain (loss) on investments	(0.91)	(0.54)	1.68	(0.49)	1.49
Total from investment operations	(0.90)	(0.39)	1.95	(0.12)	1.71
m Less distributions from net investment income	.--	(0.42)	.--	(0.37)	(0.22)
Net asset value, end of period	$11.70	$12.60	$13.41	$11.46	$11.95
Total return (%)	(7.14)	(2.97)	17.02	(0.94)	16.36
Ratios and supplemental data
Net assets, end of period (in thousands)	$4,396	$4,310	$2,858	$2,585	$3,294
m Ratio of expenses to average net assets (%)	1.23[1]	1.25	1.25	1.25	1.30
m Ratio of net investment income to average net assets (%)	0.17[1]	1.41	2.37	2.73	2.59
m Portfolio turnover (%)	.4	.26	104.76		185

1 Annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be under-valued and may offer significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the mergers represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc., respectively. The Mid-Cap Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. Effective January 1, 2002, the name of Mid-Cap Growth Fund was changed to Mid-Cap Fund. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund was known as Worldwide Growth Fund, an international emerging markets fund. Its portfolio was liquidated on December 31, 1997 and information for the period prior to such liquidation is presented for informational purposes.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which questions are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2001, the Investors Fund, Balanced Fund and Foresight Fund had available for federal income tax purposes an unused capital loss carryover of $1,078,295, $525,686 and $74,697, respectively, expiring December 31, 2009. The Foresight Fund has an additional capital loss carryover of $6,536 which expires on December 31, 2003.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2002 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$8,150,927	$5,058,401
Balanced Fund:
U. S. Gov’t Securities	--	--
Other	$4,448,090	$3,313,257
Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$11,800,312	$3,051,647
Foresight Fund:
U. S. Gov’t Securities	--	--
Other	$1,964,675	$62,708

5. Other Expenses.Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund, and 0.50% for the Mid-Cap Fund and Foresight Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2002:

	Investors Fund	Balanced Fund
Aggregate Cost	$30,393,359	$21,744,997
Gross unrealized appreciation	3,054,990	1,880,179
Gross unrealized depreciation	(3,184,583)	(1,512,533)
Net unrealized appreciation(depreciation)	$(129,593)	$367,646
	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$20,420,117	$4,588,819
Gross unrealized appreciation	2,299,197	283,213
Gross unrealized depreciation	(1,014,367)	(478,077)
Net unrealized appreciation (depreciation)	$1,284,830	$(194,864)

7. Net Assets. At June 30, 2002, net assets include the following:

	Investors Fund	Balanced Fund
Net paid in capital on shares of beneficial interest	$31,683,890	$22,759,675
Undistributed net investment income	204	--
Accumulated net realized losses	(1,100,538)	(848,789)
Net unrealized appreciation (depreciation) on investments	(129,593)	367,646
Total Net Assets	$30,453,963	$22,278,532
	Mid-Cap Fund	Foresight Fund
Net paid in capital on shares of beneficial interest	$21,766,860	$4,671,640
Undistributed net investment income	(44,491)	3,960
Accumulated net realized losses	(104,906)	(84,378)
Net unrealized appreciation (depreciation) on investments	1,284,830	(194,864)
Total Net Assets	$22,902,293	$4,396,358

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

Investors Fund	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
In Dollars
Shares sold	$3,573,050	$8,391,325
Shares issued in reinvestment of dividends	--	1,472,835
Total shares issued	3,573,050	9,864,160
Shares redeemed	(1,136,527)	(4,603,705)
Net increase	$2,436,523	$5,260,455
In Shares
Shares sold	208,158	430,803
Shares issued in reinvestment of dividends	--	78,472
Total shares issued	208,158	509,275
Shares redeemed	(76,237)	(238,991)
Net increase	131,921	270,284

Balanced Fund	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
In Dollars
Shares sold	$1,710,121	$3,750,703
Shares issued in reinvestment of dividends	158,750	1,196,445
Total shares issued	1,868,871	4,947,148
Shares redeemed	(1,105,592)	(2,846,377)
Net increase	$763,279	$2,100,771
In Shares
Shares sold	105,168	200,800
Shares issued in reinvestment of dividends	9,098	66,485
Total shares issued	114,266	267,285
Shares redeemed	(71,230)	(154,022)
Net increase	43,036	113,263

Mid-Cap Fund	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
In Dollars
Shares sold	$12,151,249	$3,307,975
Shares issued in reinvestment of dividends	--	813,835
Total shares issued	12,151,249	4,121,810
Shares redeemed	(1,066,622)	(902,155)
Net increase	$11,084,627	$3,219,655
In Shares
Shares sold	1,222,311	338,739
Shares issued in reinvestment of dividends	--	82,103
Total shares issued	1,222,311	420,842
Shares redeemed	(125,537)	(93,709)
Net increase	1,096,774	327,133

Foresight Fund	(unaudited) Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001
In Dollars
Shares sold	$1,575,194	$1,973,545
Shares issued in reinvestment of dividends	--	100,308
Total shares issued	$1,575,194	2,073,853
Shares redeemed	(1,161,430)	(447,127)
Net increase	$413,764	$1,626,726
In Shares
Shares sold	126,266	155,372
Shares issued in reinvestment of dividends	--	7,740
Total shares issued	126,266	163,112
Shares redeemed	(92,702)	(34,165)
Net increase	33,564	128,947